UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022 (June 30, 2022)

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Acutus Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-39430	45-1306615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100 Carlsbad, CA	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 232-6080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	AFIB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

First Closing Pursuant to Sale Agreement

On June 30, 2022 (the "Closing Date"), Acutus Medical, Inc. (the “Company”) completed the first of two closings (the “First Closing”) in connection with the previously disclosed sale of its AcQCross® line of sheath-compatible septal crossing devices, AcQGuide® MINI integrated crossing device and sheath, AcQGuide® FLEX Steerable Introducer with integrated transseptal dilator and needle, and AcQGuide® VUE steerable sheaths (the “Seller Products”) to Medtronic, Inc. (“Medtronic”) pursuant to an asset purchase agreement dated April 26, 2022 (the “Sale Agreement”). Pursuant to the Sale Agreement, Medtronic paid cash consideration of $50.0 million at the First Closing, of which $4.0 million was paid into an indemnity escrow account for a period of 18 months following the First Closing, and acquired from the Company, among other things, intellectual property rights to the Seller Products and certain equipment used in the manufacturing of the Seller Products. Contingent cash consideration of up to $37.0 million plus a portion of future net sales from the Seller Products remain payable pursuant to various earnout arrangements as set forth in the Sale Agreement.

The Sale Agreement, material ancillary documents entered into in connection with the First Closing and related transactions were previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2022, which is incorporated by reference herein.

Amended and Restated Credit Agreement

On the Closing Date, the Company also completed the closing of its amended and restated credit agreement (the “Amended and Restated Credit Agreement”) with the lenders named therein (the “Lenders”) and Wilmington Trust, National Association, as administrative agent for the Lenders, pursuant to which the Lenders agreed to make, refinance or otherwise continue and/or maintain a $35.0 million term loan (the “Term Loan”) to the Company. The Amended and Restated Credit Agreement amends and restates the Company’s existing credit agreement, dated May 20, 2019, among the Company, the lenders from time to time party thereto, Wilmington Trust, National Association, as administrative agent and OrbiMed Royalty Opportunities II, LP, as origination agent (the “Existing Credit Agreement”).

The proceeds from the Term Loan were used to refinance the term loan under the Existing Credit Agreement, to pay fees, costs and expenses in connection with such refinancing and the consummation of the transactions contemplated by the Sale Agreement and for general corporate purposes.

On the Closing Date, the Term Loan is, subject to certain exceptions, secured by a first priority perfected lien on and security interest in substantially all of the Company’s existing and after-acquired tangible and intangible assets. Certain existing subsidiaries of the Company may be required after the Closing Date to grant liens on and security interests in substantially all of their existing and after-acquired tangible and intangible assets, and to guarantee the obligations of the Company under the Amended and Restated Credit Agreement, subject to conditions set forth in the Amended and Restated Credit Agreement.

The Term Loan will mature on the 5-year anniversary of the Closing Date. The Company may be required to make mandatory prepayments of the Term Loan upon the occurrence of certain events, including certain casualty events or dispositions. The Term Loan bears interest at one-month adjusted Term SOFR, with a floor of 2.50% per annum, plus 9.00% per annum (subject to increase following the occurrence of an event of default) and provides for fees and prepayment premiums as set forth in the Amended and Restated Credit Agreement. Amortization payments will be due 36 months, 48 months and 60 months (i.e., the scheduled maturity date) following the Closing Date.

The Term Loan is subject to certain customary affirmative covenants, representations and warranties and other terms and conditions. The Amended and Restated Credit Agreement contains certain customary negative covenants, including, but not limited to, restrictions on the Company’s ability and that of its subsidiaries to merge and consolidate with other companies, incur indebtedness, grant liens or security interests on assets, pay dividends or make other restricted payments, sell or otherwise transfer assets or enter into transactions with affiliates. The Amended and Restated Credit Agreement provides that, upon the occurrence of certain events of default, the Company’s obligations thereunder may be accelerated. Such events of default include payment defaults to the Lenders, material inaccuracies of representations and warranties, covenant defaults, cross-defaults to certain other indebtedness, voluntary and involuntary bankruptcy proceedings, certain money judgments, change of control events and other customary events of default.

Certain affiliates of Deerfield Management Company (“Deerfield”) and OrbiMed Advisors (“Orbimed”) are Lenders under the Amended and Restated Credit Agreement and Existing Credit Agreement, respectively. For additional information, see “Material Relationships” below.

The foregoing description of the Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Warrant Purchase Agreement and Warrants

On the Closing Date, and in connection with entering into the Amended and Restated Credit Agreement, the Company entered into a warrant purchase agreement (the “Warrant Purchase Agreement”) with the Lenders, pursuant to which the Company issued to the Lenders warrants to purchase up to an aggregate 3,779,018 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an exercise price of $1.1114 per Warrant Share for a period of eight years following the issuance thereof, on and subject to the terms and conditions set forth in the warrants evidencing such rights (the “Warrants”).

The Warrants are exercisable on a cash or cashless (net exercise) basis, and are subject to a 4.9% beneficial ownership limitation, as well as certain other customary anti-dilution adjustments upon the occurrence of certain events such as stock splits, subdivisions, reclassifications or combinations of Common Stock. Upon the consummation of a “Major Transaction” (as defined in the Warrants), holders of the Warrants may elect to (i) have their Warrants redeemed by the Company for an amount equal to the Black-Scholes value of such Warrant, in cash or, if applicable, in the form of the consideration paid to the Company’s stockholders in a Major Transaction (i.e. securities or other property of the buyer), or (ii) have such Warrants be assumed by the successor to the Company in a Major Transaction, if applicable. Holders of the Warrants are also entitled to participate in any dividends or distributions to holders of Common Stock at the time such dividends or distributions are paid to such stockholders.

The Warrants and Warrant Shares issuable thereunder have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are being issued in a private placement pursuant to Section 4(a)(2) thereof. The Company relied on this exemption from registration based in part on representations made by the Lenders in the Warrant Purchase Agreement, including representations that each Lender was an “accredited investor” as defined in Regulation D.

The Warrant Purchase Agreement contains customary representations, warranties, and covenants made by the Company and the Lenders. Pursuant to the Warrant Purchase Agreement, the Company has agreed to indemnify the Lenders for losses arising from certain breaches of the Warrant Purchase Agreement, the Warrants and the Registration Rights Agreement (as defined below).

The foregoing descriptions of the Warrant Purchase Agreement and Warrants do not purport to be complete and are qualified in their entirety by reference to the Warrant Purchase Agreement and the form of Warrant, copies of which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Registration Rights Agreement

On the Closing Date, and in connection with the issuance of the Warrants, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Lenders, pursuant to which the Company will file a shelf registration statement on Form S-3 or such form of registration statement as is then available (the “Registration Statement”) under the Securities Act with the Securities and Exchange Commission to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the Warrant Shares and any other shares of Common Stock held by, or issuable upon exercise or conversion of, or distribution in connection with, other securities held by the Lenders and their affiliates as of the date of the Registration Rights Agreement. The Company is required to file the Registration Statement within 45 days after the Closing Date and to use commercially reasonable efforts to obtain effectiveness of any such Registration Statement as soon as practicable, subject to extension under the terms of the Registration Rights Agreement. In addition, for a period of five years following the execution of the Registration Rights Agreement, or until all Registrable Securities are registered or no longer subject to restrictions on transfer (whichever is earlier), the Lenders will hold certain “piggy-back” registration rights with respect to registration statements filed during such period.

The Registration Rights Agreement contains certain liquidated damages provisions with respect to delays in registering securities as required by the Registration Rights Agreement. The Company will generally pay all reasonable expenses incidental to its obligations and performance under the Registration Rights Agreement, other than underwriting discounts and commissions and such other charges. The registration rights granted in the Registration Rights Agreement are subject to certain customary conditions and limitations, as well as customary indemnification and contribution provisions.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Material Relationships

Andrew ElBardissi, a member of the Company’s Board of Directors, is a partner in Deerfield Management Company, L.P., the investment manager of Deerfield Partners, L.P. and Deerfield Private Design Fund III, L.P., the Lenders under the Amended and Restated Credit Agreement and principal stockholders of the Company.

David Bonita, a member of the Company’s Board of Directors, serves as General Partner at Orbimed, an affiliate of Orbimed Royalty Opportunities II, LP, an initial lender under the Existing Credit Agreement (the amounts owing thereunder being repaid in connection with the execution of the Amended and Restated Credit Agreement) and principal stockholder of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the completion of the First Closing, the Company is filing as Exhibit 99.1 hereto certain pro forma financial information giving pro forma effect to the sale of the Seller Products as of the dates indicated therein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock, warrants or any other securities of the Company.

Item 3.03 Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On July 1, 2022, the Company issued a press release announcing the completion of the First Closing, the creation of the Term Loan and the issuance of the Warrants. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 7.01 of this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and certain information incorporated by reference herein contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements included or incorporated by reference in this Current Report, other than statements that are purely historical, are forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “should,” “would,” “could,” “may” and similar expressions also identify forward-looking statements. The forward-looking statements include, without limitation, statements regarding whether and when the transactions contemplated by the Sale Agreement (including the Second Closing and earnout payments thereunder), the Warrants (including exercise thereof) and ancillary agreements will be consummated.

Our expectations, beliefs, objectives, intentions and strategies regarding future results are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from results contemplated by our forward-looking statements. Factors that may affect the actual results achieved by the Company include, without limitation, the parties’ ability to consummate the transactions; satisfaction of conditions in connection with the transactions described herein; the parties’ ability to meet expectations regarding the timing and completion of the transactions; and the risk factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, as further described below.

We urge you to carefully consider risks and uncertainties and review the additional disclosures we make concerning risks and uncertainties that may materially affect the outcome of our forward-looking statements and our future business and operating results, including those made under the captions “Risk Factors” contained in our most recently filed Form 10-K and Form 10-Q and subsequent filings with the Securities and Exchange Commission, as well as the press release attached as Exhibit 99.2 hereto. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of the filing of this Current Report on Form 8-K.

Item 9.01 Exhibits

(b) Pro forma financial information.

Attached as Exhibit 99.1 hereto and incorporated by reference are an unaudited pro forma consolidated balance sheet as of March 31, 2022 and unaudited pro forma consolidated statements of operations for the three months ended March 31, 2022 and fiscal year ended December 31, 2021, in each case giving pro forma effect to the sale of the Seller Products.

(d)	Exhibits.

Exhibit Number	Description
2.1*^	Asset Purchase Agreement dated April 26, 2022, by and among Medtronic, Inc. and Acutus Medical, Inc.
10.1*	Amended and Restated Credit Agreement dated June 30, 2022, by and among Acutus Medical, Inc., the lenders from time to time party thereto, and Wilmington Trust, National Association, as Administrative Agent
10.2*	Warrant Purchase Agreement dated June 30, 2022, by and among Acutus Medical, Inc. and the purchasers named therein
10.3*	Form of Warrant for the issuance of warrants dated June 30, 2022
10.4*	Registration Rights Agreement dated June 30, 2022, by and among Acutus Medical, Inc., Deerfield Partners, L.P. and Deerfield Private Design Fund III, L.P.
99.1	Unaudited pro forma financial information
99.2**	Press Release dated July 1, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*The schedules and exhibits to the exhibited agreements have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the Securities and Exchange Commission upon request.

** Furnished herewith, not filed.

^ Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2022

Acutus Medical, Inc.

By:	/s/ David Roman
David Roman
Chief Financial Officer